                                                                   Exhibit 10.10
                         REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is dated effective as of March 19, 2003 by and between ASI Technology Corporation ("ASI"), a Nevada corporation, having a principal place of business located 980 American Pacific Drive, No. 111, Henderson, Nevada 89014 and Markland Technologies, Inc., a Florida corporation (the "Company"), having a principal place of business located at 54 Danbury Road Suite #207 Ridgefield, CT 06877.

                                    RECITALS

         The Company and ASI are parties to a Technology Purchase Agreement dated as of March 19, 2003 (the "Purchase Agreement") that provides that as a condition to the consummation of the transactions thereunder, ASI and the Company shall enter into this Agreement. All capitalized terms not defined herein shall have the meaning established in the Purchase Agreement.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the mutual agreements, covenants, representations and warranties contained in this Agreement, the parties hereto hereby agree as follows:

         1. Definitions. For purposes of this Agreement:

                  (a) The term "Act" means the Securities Act of 1933, as amended.

                  (b) The term "Common Stock" means the common stock of the Company.

                  (c) The term "Holder" means ASI or each assignee in accordance with Section 13 hereof.

                  (d) The term "1934 Act" means the Securities Exchange Act of 1934, as amended.

                  (e) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing with the SEC a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

                  (f) The term "Registrable Securities" means any and all (i) Common Stock issued pursuant to the Purchase Agreement; (ii) Common Stock issued pursuant to Section 9 of this Agreement (collectively, (i) and (ii) the "Stock"); (iii) Common Stock issued as a dividend or other distribution with respect to or in replacement of the Stock, and (iv) any Common Stock issued in any combination or subdivision of the Stock. In determining the amount of Registrable Securities held by any Person, the sum of (i), (ii), (iii) and (iv) shall be used and a Person shall be deemed to "hold" all Registrable Securities then held by and/or issuable to such Person, excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which such Person's rights under this Section 1 are not assigned in accordance with Section 4 below. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker dealer or market maker in compliance with Rule 144 under the Act (or any similar rule then in force) or repurchased or redeemed by the Company.

                  (g) The term "SEC" shall mean the Securities and Exchange Commission.

         2. Company Registration. If the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock option plan or stock purchase plan, a registration relating to a corporate reorganization or other transaction under Rule 145 of the Act, or a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 14(e), the Company shall, subject to the provisions of Section 6, use its best efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

         3. Obligations of the Company. Whenever required under Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and keep such registration statement effective for a period of up to one hundred twenty (120) days or until the distribution contemplated in the Registration Statement has been completed; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule, under the Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (I) includes any prospectus required by Section 10(a)(3) of the Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and
(II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the 1934 Act in the registration statement.

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                  (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.

                  (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                  (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                  (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                  (i) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to Section 2, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

         4. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Sections 2 and 3 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

         5. Expenses of Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 2 for each Holder, including all registration, filing, and qualification fees, and printers and accounting fees relating or apportionable thereto selected by them, but excluding underwriting discounts and commissions and fees and disbursements of counsel for the Holders, except that the Company shall be required to pay the reasonable fees and expenses incurred by one special counsel to such selling Holders.

         6. Underwriting Requirements. In connection with any offering pursuant to Section 2 involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 2 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity, if any, as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then in such event the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering; provided, however that any such limitation by the underwriters will be apportioned as follows: (i) first the Common Stock held by officers, directors or affiliates of the Company will be excluded from the registration, (ii) next the securities other than Registrable Securities will be excluded from the registration, and (iii) last the Registrable Securities requested to be registered by the Holders of Registrable Securities shall be excluded from such registration to the extent required by the underwriters. If a limitation of the number of shares is still required, the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all selling Holders in proportion, as nearly as practicable, to the total amount of securities entitled to be included therein owned by each selling Holder or in such other proportions as shall mutually be agreed to by such selling Holders. No Registrable Securities or other securities excluded from the underwriting by reason of this Section 6 shall be included in such registration statement. For purposes of the preceding sentence concerning apportionment, for any selling shareholder who is a Holder of Registrable Securities and who is a partnership or corporation, the partners, retired partners, parent corporations, shareholders and affiliates of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder," and any pro-rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder," as defined in this sentence. Notwithstanding the foregoing, in the case of any registered public offering subsequent to the Company's initial public offering, the number of Registrable Securities included in such registration and underwriting shall not be reduced below 30% of the securities included in such registration.

         7. Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

         8. Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners or officers, members, directors and shareholders of each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter for such Holder within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will reimburse each such Holder, member, partner or officer, director or shareholder of each such Holder, underwriter or controlling person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished for use in connection with such registration by any such Holder, underwriter or controlling person.

                  (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder for use in connection with such registration; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 8(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); and provided further, that, in no event shall any indemnity under this subsection 8(b) exceed the net proceeds from the offering received by such Holder.

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 8.

                  (d) If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. Notwithstanding the provisions of this paragraph of
Section 8, in no case shall any one Holder be liable or responsible for any amount in excess of the net proceeds received by such Holder from the offering of Registrable Securities. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld.

                  (e) The obligations of the Company and Holders under this
Section 8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement, and otherwise.

         9. Issuance of Additional Shares of Common Stock. In the event that a registration statement is not filed by the Company with respect to the Registrable Securities and declared effective by the SEC within one hundred fifty (150) days from the Closing Date (the "Final Registration Date"), the Company shall promptly, and in no event later than ten (10) days following the Final Registration Date, issue to each Holder a number of shares of Common Stock equal to fifteen percent (15%) of the number of shares of Common Stock then held by such Holder.

         10. Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                  (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

                  (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

                  (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

         11. "Market Stand-Off" Agreement. Each Holder hereby agrees that, during the period of duration specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of the first registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that:

                  (a) all executive officers and directors of the Company and greater than two and onehalf percent (2.5%) stockholders of the Company enter into or are subject to similar agreements; and

                  (b) such market stand-off time period shall not exceed 180 days. In the event that any executive officer, director or 2.5% stockholder of the Company is released from any standoff obligation in connection the first registration statement of the Company filed under the Act, (i) the Company shall concurrently therewith cause the same pro rata portion of the Company's outstanding securities then held by each Holder to be released from any standoff obligations, and (ii) the Company shall notify each Holder in writing of such release within three (3) business days of such release. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. Notwithstanding the foregoing, the obligations described in this Section 11 shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction on Form S-14 or Form S-15 or similar forms which may be promulgated in the future.

         12. Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after four (4) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public, or, with respect to any individual Holder or its transferee, when all Registrable Securities held by such Holder or such transferee may be sold under Rule 144 under the Act within a given 90-day period.

         13. Assignment of Rights. Notwithstanding anything herein to the contrary, the registration rights of a Holder under this Agreement may be assigned only to: (i) any subsidiary, parent, partner, limited partner, member, retired partner, affiliate or stockholder of a Holder; (ii) any family member or trust for the benefit of any Holder who is an individual; and (iii) any transferee who, after such assignment or transfer, holds at least 100,000 shares of Registrable Securities (as adjusted for any stock dividends, combinations or splits with respect to such shares); provided, however, that no party may be assigned any of the foregoing rights unless the Company is given written notice by the assigning party within a reasonable time after such assignment or transfer stating the name and address of the assignee and identifying the securities of the Company as to which the rights in question are being assigned; and provided further, that any such assignee shall receive such assigned rights subject to all the terms and conditions of this Agreement, including without limitation the provisions of this Section 13.

         15. Miscellaneous.

                  (a) Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  (b) Governing Law. This Agreement shall be governed by and construed under the internal laws of the State of Nevada without giving effect to the principles of conflicts of laws thereof.

                  (c) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (d) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  (e) Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party first written above, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

                  (f) Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                  (g) Amendments and Waivers. Any term hereof may be amended and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of each of (a) the Company; (b) the Holders and their respective successors and assigns holding at least a majority of the Registrable Securities. Any amendment or waiver so effected shall be binding upon the Company, the Holders and all of their respective successors and assigns whether or not such party, assignee or other shareholder entered into or approved such amendment or waiver.

                  (h) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  (i) Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights or the imposition of any obligations under this Agreement.

                  (j) Entire Agreement. This Agreement constitutes the entire agreement between and among the parties hereto pertaining to the subject matter hereof and any other written or oral agreements between and among the parties hereto pertaining thereto are expressly cancelled.



                            [Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.


COMPANY:

MARKLAND TECHNOLOGIES, INC.

By:_____________________
Name:___________________
Title:__________________


HOLDER:

ASI TECHNOLOGY CORPORATION

By:_____________________
Name:___________________
Title:__________________